UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2022 (November 23, 2022)

MSD INVESTMENT CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01481	87-4195402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue, 26th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212-303-4728

One Vanderbilt Avenue, 26th Floor, New York, NY 10017

Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01. Entry into a Material Definitive Agreement.

On November 21, 2022, the MSD BDC SPV I, LLC as borrower, MSD Investment Corp. (the “Company”) as equityholder and as servicer, with the several banks and other financial institutions or entities from time to time, as lenders, Deutsche Bank AG, New York Branch as facility agent, U.S. Bank Trust Company National Association as collateral agent and U.S. Bank National Association as collateral custodian entered into Amendment No.1 to the Loan Financing and Servicing Agreement (the Amendment”).

The Amendment, among other things: (i) increases the Applicable Margin (as defined in the Amendment) prior to the end of the Revolving Period (as defined in the Amendment) from 2.15% to 2.41% per annum and from and after the end of the Revolving Period from 2.275% to 2.535% per annum; (ii) increases the Facility Amount (as defined in the Amendment) from $400,000,000 to $465,000,000; (ii) increases the Target Portfolio Amount (as defined in the Amendment) from $650,000,000 to $750,000,000; (iii) modifies the Distribution Date (as defined in the Amendment) to the 15th calendar day of January, April, July and October or if such date is not a business day, the next succeeding business day, commencing in January 2023; (iv) includes certain definitions surrounding SOFR and SOFR calculations; and (v) modifies certain covenants to reflect the business combination of MSD Partners, L.P. and BDT & Company Holdings, LP.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment. The Company expects to file the Amendment as an exhibit to its Annual Report on Form 10-K for the fiscal year ending December 31, 2022. The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Amendment when so filed.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated in this item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MSD Investment Corp.

Dated: November 23, 2022	By:	/s/ Brian Williams
		Name:	Brian Williams
		Title:	Chief Financial Officer and Treasurer